Exhibit 99.906.CERT
                                                             -------------------



               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SABANES-OXLEY ACT OF 2002

I, Jean Bernhard Buttner, Chairman and President of the Value Line Income & Growth Fund, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 6/30/04 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: August 31, 2004
      ---------------


                                       By: /s/ Jean Bernhard Buttner
                                           -------------------------------------
                                           Jean Bernhard Buttner
                                           Chairman and President
                                           Value Line Income & Growth Fund, Inc.

                                                             Exhibit 99.906.CERT
                                                             -------------------



               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SABANES-OXLEY ACT OF 2002

I, David T. Henigson, Vice President and Secretary/Treasurer of the Value Line Income & Growth Fund, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 6/30/04 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: August 31, 2004
      ---------------


                                      By: /s/ David T. Henigson
                                          --------------------------------------
                                          David T. Henigson
                                          Vice President and Secretary/Treasurer
                                          Value Line Income & Growth Fund, Inc.